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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 22, 2000
                                                 ---------------------------

                               MODEM MEDIA, INC.

              (Exact name of Registrant as Specified in Charter)

         DELAWARE                       0-21935                06-1464807
                                 -------------------------
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


230 EAST AVENUE, NORWALK, CONNECTICUT                       06855
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code  (203) 299-7000
                                                    -------------------------

                        Modem Media. Poppe Tyson, Inc.

         (Former Name or Former Address, if Changed Since Last Report)



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                                                        .

Item 5.  Other Events


On December 22, 2000, Modem Media, Inc. (the "Company") announced the completion of a series of transactions that provide funds to Modem Media and its subsidiary CentrPort, resulting in a significant reduction in Modem Media's equity ownership in CentrPort, Inc. A press release was issued to that effect.

The complete text of the press release issued by the Company is attached as an exhibit to this document.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits
                  99    Press Release, dated December 22, 2000



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         MODEM MEDIA, INC.

                                         /s/ Sloane Levy
                                         --------------------------
                                         Sloane Levy
                                         Vice President, General Counsel and
                                         Corporate Secretary

December 22, 2000



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